UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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AerSale Corporation
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 15, 2021
10:00 a.m. (Eastern time)

AERSALE CORPORATION
121 ALHAMBRA PLACE, SUITE 1700
CORAL GABLES, FLORIDA 33134
April   , 2021
To Our Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation. at 10:00 a.m. Eastern time, on Tuesday, June 15, 2021. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Nicolas Finazzo
Chairman and Chief Executive Officer

AERSALE CORPORATION
121 Alhambra Place, Suite 1700
Coral Gables, Florida 33134
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 15, 2021
The Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation, a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Tuesday, June 15, 2021. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
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To elect Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

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To amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide that any director or the entire board of directors may be removed with or without cause, and to clarify the director vacancy provision; and

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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 22, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 121 Alhambra Plaza Place, Suite 1700, Coral Gables, Florida 33134, for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Martin Garmendia
Chief Financial Officer, Treasurer and Secretary
Coral Gables, Florida
April   , 2021

i

Note Regarding Recently Completed Business Combination
In this proxy statement, “AerSale”, “Company”, “we”, “us”, and “our” refer to AerSale Corporation (f/k/a Monocle Holdings, Inc.) and its consolidated subsidiaries. On December 22, 2020, (the “Closing Date”), Monocle Acquisition Corporation (“Monocle”) consummated the previously announced business combination pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Merger Agreement”) by and among Monocle, AerSale Corporation (f/k/a Monocle Holdings Inc.), a Delaware corporation (the “Company”), AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P. (“Leonard Green”), a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Merger Agreement).
The transactions contemplated by the Merger Agreement are referred to herein as the “Merger” or the “Business Combination” and in connection therewith, Monocle merged with and into us, whereby we survived the merger and became the successor issuer to Monocle by operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”).
In connection with the closing of the Business Combination (the “Closing”), AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation.” Immediately following the Merger, the Company contributed all of its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.

ii

AERSALE CORPORATION
121 Alhambra Plaza, Suite 1700
Coral Gables, Florida 33134
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of AerSale Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 15, 2021 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the ongoing outbreak of the novel coronavirus, COVID-19, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 22, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were          shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2020 (the “2020 Annual Report”) will be released on or about April  , 2021 to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 15, 2021
This Proxy Statement and our 2020 Annual Report to Stockholders are available at
http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
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To elect Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

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To amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide that any director or the entire board of directors may be removed with or without cause, and to clarify the director vacancy provision; and

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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors until the 2022 Annual Meeting of Stockholders;

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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

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FOR the approval of amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide that any director or the entire board of directors may be removed with or without cause, and to clarify the director vacancy provision.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement.   You are viewing or have received these proxy materials because AerSale’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials.   As permitted by SEC rules, AerSale is making this proxy statement and its 2020 Annual Report available to its stockholders electronically via the Internet. On or about April  , 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials.   If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.   The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 22, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were          shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, AerSale has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ASLE2021. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws, as amended, to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

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Electronically at the Meeting — If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 14, 2021. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of AerSale prior to the Annual Meeting; or

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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ASLE2021. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ASLE2021.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters.
The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.	Abstentions and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended	The affirmative vote of a majority of the outstanding shares entitled to vote thereon.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.
What is an “abstention” and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the election of directors. Abstentions will have the same effect as a vote against the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm and the amendment to our Amended and Restated Certificate of Incorporation, as amended.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm and the amendment to our Amended and Restated Certificate of Incorporation, as amended, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, nine (9) directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2022 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have nine (9) directors on our Board. Our current directors, who are also director nominees for election at the Annual Meeting, are Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler. The Board has nominated each of the foregoing director candidates to serve as directors until the 2022 Annual Meeting.
The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
In accordance with our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, as amended, the Board of Directors will stand for election for one-year terms that expire at the following year’s annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the total number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board, which number is currently nine (9). Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears below. In the event that any of Mr. Finazzo, Mr. Nichols, Mr. Devabhaktuni, General Kehler, Mr. Kirton, Mr. Nolan, Mr. Seiffer, Mr. Townsend or Mr. Zahler should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.
Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

The current members of the Board of Directors who are also nominees for election to the Board of Directors as directors are as follows:
Name	Age	Position with AerSale
Nicolas Finazzo	64	Chairman, Chief Executive Officer, Division President, TechOps and Director
Robert B. Nichols	64	Vice Chairman, Division President, Asset Management Solutions and Director
Sai S. Devabhaktuni	49	Director
General C. Robert Kehler	68	Director
Michael Kirton	39	Director
Peter Nolan	62	Director
Jonathan Seiffer	49	Director
Richard J. Townsend	70	Director
Eric J. Zahler	70	Director
The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:
Nicolas Finazzo
Nicolas Finazzo has served on our Board since December 2020. Mr. Finazzo founded AerSale Corp. in 2008 and has served as Chairman and Chief Executive Officer from inception until January 2019, and again since December 2019. He has also served as Division President, TechOps since December 2019. From January 2019 to December 2019, Mr. Finazzo was Executive Chairman of AerSale Corp. From 1997 to 2008, Mr. Finazzo was Co-Founder and Chief Executive Officer of AeroTurbine, Inc., a supplier of aircraft and engine products and MRO service provider. In 1997, Mr. Finazzo was Vice President and General Counsel of AeroThrust, Inc., parts supplier, MRO service provider and aircraft engine leasing company. From 1991 to 1997, Mr. Finazzo was Vice President and General Counsel of International Air Leases, Inc., a used aircraft leasing company. From 1987 to 1991, Mr. Finazzo was Vice President of Contracts for Greenwich Air Services, a jet engine MRO service provider. From 1981 to 1987, Mr. Finazzo was President of Southern Express Airways, Inc., a commuter airline operating in the United States.
As one of our founders, Chairman and Chief Executive Officer, Mr. Finazzo brings to the Board significant senior leadership and institutional knowledge of the Company with considerable expertise in MRO services, parts distribution and aircraft and engine leasing sectors of the industry.
Robert B. Nichols
Robert B. Nichols has served on our Board since December 2020. Mr. Nichols founded AerSale Corp. in 2008 and has served as the Vice Chairman since January 2019. He has also served as Division President, Asset Management Solutions since December 2019. From 2017 to December 2019, Mr. Nichols was Principal of AerSale Corp. From 2008 to 2017, Mr. Nichols also was Chief Operating Officer of AerSale Corp. From 1997 to 2008, Mr. Nichols was Co-Founder and Chief Operating Officer of AeroTurbine, Inc. From 1990 to 1997, Mr. Nichols was Vice President of Engine Sales and Leasing for AeroThrust, Inc. From 1989 to 1990, Mr. Nichols was Director of Engine Sales and Leasing for Greenwich Air Services.
As one of our founders and our Vice Chairman, Mr. Nichols brings to the Board significant senior leadership, marketing, technical and global experience along with deep institutional knowledge of the Company, its operations and customer relations.
Sai S. Devabhaktuni
Sai S. Devabhaktuni has served on our Board since December 2020 and previously served on the Board of Monocle Holdings, Inc. prior to the Business Combination. Mr. Devabhaktuni is Co-Founder and Chairman of the Board of Directors of Monocle Acquisition Corporation (“Monocle”), whose business combination with AerSale Corp. was consummated in 2020. Prior to Monocle, Mr. Devabhaktuni was Head of Corporate Distressed Portfolio Management at Pacific Investment Management Company (“PIMCO”). While at PIMCO, Mr. Devabhaktuni served in various capacities on investment committees of numerous investment funds. Prior to PIMCO, and from 1998 to 2010, he was a Managing Principal at MHR Fund Management LLC (“MHR”) where he was involved in all aspects of the investment process and worked closely with senior management teams of portfolio companies on operational improvements and growth initiatives. Prior to MHR, Mr. Devabhaktuni was a member of the event-driven strategies group at Highbridge Capital Management LLC, and a member of the corporate finance, capital markets and emerging markets groups of Nomura Securities. Mr. Devabhaktuni holds a Bachelor of Science in Economics, with concentrations in Finance, Economics and Legal Studies from the Wharton School of the University of Pennsylvania. Mr. Devabhaktuni has served on the Board of Directors of Loral Space & Communications, Inc. and Applied Natural Gas Fuels Inc., and currently serves on the Board of Directors of Sequa Corporation.
Mr. Devabhaktuni brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.
General C. Robert Kehler
General C. Robert Kehler has served on our Board since December 2020 and previously served in the Board of Monocle Holdings, Inc. prior to the Business Combination. General Kehler is USAF (ret), has served as a director of Monocle Acquisition Corp since its prospectus. He has 43 years of leadership, strategy and governance experience related to military operations of the United States of America. General Kehler currently serves on the board of directors of Maxar Technologies Ltd. and Inmarsat plc, and is a trustee of the Mitre Corporation, a senior advisor to McKinsey and Company and special advisor to EaglePicher Technologies, LLC. General Kehler retired from the United States Air Force in December 2013 after almost 39 years of distinguished service. From January 2011 until November 2013, he served as the Commander, United States Strategic Command (“USSTRATCOM”), where he was directly responsible to the Secretary of Defense and President for the plans and operations of all U.S. forces conducting strategic deterrence, nuclear alert, global strike, space, cyberspace and associated operations. Prior to commanding USSTRATCOM, General Kehler commanded United States Air Force Space Command and two operational space wings conducting space launch, missile warning, and space control missions. He also commanded an intercontinental ballistic missile squadron and group.
General Kehler entered the Air Force in 1975 as a Distinguished Graduate of the Pennsylvania State University R.O.T.C. program, has master’s degrees in Public Administration and National Security and Strategic Studies, and completed executive development programs at Carnegie-Mellon University, Syracuse University, and Harvard University. His military awards include the Defense Distinguished and Superior Service Medals, the Distinguished Service Medal (2 awards), Legion of Merit (3 awards), and the French Legion of Honor (Officer). General Kehler was the S.T. Lee Distinguished Lecturer at Stanford University’s Freeman Spogli Institute for International Studies for academic year 2014 — 2015, and remains an Affiliate of Stanford’s Center for International Security and Cooperation. He is a Senior Fellow of the National Defense University.
General Kehler brings to the Board over 40 years of leadership and governance experience and extensive involvement serving as a director and member of board committees.
Michael Kirton
Michael Kirton has served on our Board since December 2020. Mr. Kirton currently serves as Partner with Leonard Green which he joined in 2007. Before joining Leonard Green, he worked in corporate finance at Credit Suisse First Boston. Mr. Kirton currently serves on the boards of AerSale, Charter NEX, Fineline Technologies, ProMach, Pure Gym, The Wrench Group, and Troon Golf. Mr. Kirton brings particular knowledge and experience in finance and broad-based experience in the leadership of middle-market businesses.
Mr. Kirton brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.

Peter Nolan
Peter Nolan has served on our Board since December 2020. Mr. Nolan is the Chairman of Nolan Capital, a private investment company, and is also a senior advisor to Leonard Green, a private equity firm, and was previously a managing partner of Leonard Green. Mr. Nolan currently serves on the board of directors of Activision and AerSale, among others. Prior to becoming a partner at Leonard Green in 1997, Mr. Nolan served as a managing director and the Co-Head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a First Vice President in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a Vice President at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company.
Mr. Nolan brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.
Jonathan Seiffer
Jonathan Seiffer has served on our Board since December 2020. Mr. Seiffer currently serves as Senior Partner with Leonard Green, a private equity firm which is one of AerSale Corp’s significant shareholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette. Mr. Seiffer currently serves on the boards of AerSale Corporation, Signet Jewelers Limited, Authentic Brands Group, Caliber Collision Centers, Mister Car Wash and SRS Distribution. Mr. Seiffer brings particular knowledge and experience in finance, and broad-based experience in the leadership of distribution businesses.
Mr. Seiffer brings to the board significant strategic leadership, experience in the investment industry and valuable global business perspective.
Richard J. Townsend
Richard J. Townsend has served on our Board since December 2020 and previously served on the Board of Monocle Holdings, Inc. prior to the Business Combination. Mr. Townsend has served as the Executive Vice President and Chief Financial Officer of Monocle Acquisition Corporation (“Monocle”), whose business combination with AerSale Corp. was consummated in 2020. Mr. Townsend brings 40 years of knowledge and experience in finance, strategy and operations. Prior to Monocle, Mr. Townsend was a Managing Partner at Rangeley Capital (“Rangeley”), with responsibilities as a Portfolio Manager and Chief Operating Officer from 2008 to 2017, and subsequently as an Advisory Partner. Prior to Rangeley, Mr. Townsend was Executive Vice President and Chief Financial Officer of Loral Space & Communications, Inc. from 1998 to 2007, where he was responsible for all financial aspects of the business. From 1996 to 1998, Mr. Townsend served as the Corporate Controller and Director of Strategy of ITT Industries. Mr. Townsend spent the prior 17 years in various roles in operations and financial Management at IBM, including serving as Controller for EMEA (Europe, Middle East and Africa) in France. Prior to IBM, Mr. Townsend was a mechanical engineer at General Electric’s Nuclear Energy Division. Mr. Townsend holds a Bachelor of Science degree in Mechanical Engineering from the University of Michigan, a Master of Science degree in Engineering from the University of California at Berkeley and an MBA from Stanford University.
Mr. Townsend brings to the Board extensive experience as a senior operating and finance executive for large public companies.
Eric J. Zahler
Eric J. Zahler has served on our Board since December 2020 and previously served on the Board of Monocle Holdings, Inc. prior to the Merger. Mr. Zahler has served as Co-Founder, President and Chief Executive Officer of Monocle Acquisition Corporation, whose business combination with AerSale Corp. was consummated in 2020. He has over 35 years of senior leadership, strategy, operations, and governance experience with aerospace and defense companies. Until 2018, Mr. Zahler was a Co-Founder and Managing Director of Sagamore Capital, a private equity firm pursuing investments in the aerospace and defense, industrial electronics, and selected business service markets. Prior to founding Sagamore Capital. Mr. Zahler was President and Chief Operating Officer of Loral Space & Communications, Inc. for eight years and also served on Loral’s Board of Directors. Mr. Zahler was a senior member of the management of Loral since 1992. Mr. Zahler is a member of the Board of Directors of Maxar Technologies, a leading global provider of advanced space technology solutions for commercial and government markets. He is also Chairman of the Board of exactEarth Ltd., a leading provider of global vessel tracking data for maritime situational awareness, and a member of the Board of Directors of Sequa Corporation, a portfolio company of The Carlyle Group, which provides the global airline industry with a broad range of aftermarket services. From 1975 to 1992, Mr. Zahler was an attorney at Fried, Frank, Harris, Shriver & Jacobson, where he was elected Partner in 1983. At Fried, Frank, he represented numerous aerospace and defense companies in all aspects of their interactions with the U.S. government. Mr. Zahler holds a Bachelor of Science degree in mathematics from Yale University and a law degree from Harvard Law School.
Mr. Zahler brings to the Board, leadership and operations experience in executive leadership roles at global public companies, as well as accounting and financial expertise with corporate governance experience.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2022. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
A representative of Grant Thornton LLP is expected to attend the 2021 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2020, on December 22, 2020, the Audit Committee of the Board (i) dismissed WithumSmith+Brown, PC (“Withum”), Monocle’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm and (ii) approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. Grant Thornton served as independent registered public accounting firm of AerSale Aviation prior to the Business Combination.
The report of Withum on the financial statements of Monocle as of and for the year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
For the period from August 20, 2018 (inception) to December 31, 2019, and the subsequent interim period through December 22, 2020, there were no disagreements between Monocle and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its report on Monocle’s financial statements for such period.
For the period from August 20, 2018 (inception) to December 31, 2019 and the subsequent interim period through December 22, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 22, 2020, was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on December 23, 2020.

For the period from August 20, 2018 (inception) to December 31, 2019 and the subsequent interim period through December 22, 2020, Monocle and the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of AerSale Corporation (the “Company”) for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Richard J. Townsend (Chair)
Sai S. Devabhaktuni
Michael Kirton

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2020	2019
Audit Fees	$640,000	$746,000
Audit-Related Fees	135,000	—
Tax Fees	187,000	207,000
All Other Fees	111,000	450,000
Total Fees	$1,073,000	$1,403,000
Audit Fees
Audit fees for the fiscal years ended December 31, 2020 and 2019 include fees for the audit of the Company’s consolidated financial statements, the review of interim financial statements included in the Company’s registration statements, consultations concerning financial accounting and reporting standards and statutory audits.
Audit-Related Fees
Audit-related fees for the fiscal year ended December 31, 2020 include fees related to the Company’s filing of various registration statements.
Tax Fees
Tax fees consist of fees related primarily to tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.
All Other Fees
All other fees for the fiscal year ended December 31, 2020 include fees paid for due diligence efforts and deconsolidation of a variable interest entity. All other fees for the fiscal year ended December 31, 2019 include fees paid for due diligence efforts.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Grant Thornton LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Grant Thornton LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
Proposal 3:   Approval of Amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended
Director Removal
Currently, Section 5.4 of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), provides that any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. In In re VAALCO Energy, Inc. Stockholder Litigation, Consol. C.A. No. 11775-VCL (“Vaalco”), the Court of Chancery of the State of Delaware held that if a Delaware corporation has neither a staggered board nor provides for cumulative voting in the election of directors, provisions of the corporation’s certificate of incorporation and bylaws provide that directors may be removed only for “cause” are contrary to Section 141(k) of the General Corporation Law of the State of Delaware and are therefore invalid and unenforceable.
While the Delaware Supreme Court has not affirmed the Court of Chancery’s decision in Vaalco, and thus the decision is not binding on other Delaware courts, because the Company does not have a staggered board or cumulative voting in the election of directors, Vaalco raises a question as to whether the portion of Section 5.4 of the Certificate of Incorporation that provides that directors may be removed by the stockholders only for cause is valid and enforceable. After review, the Company’s Board of Directors has determined that it is advisable and in the best interests of the Company to eliminate the language in Section 5.4 of Article V of the Certificate of Incorporation providing that directors can be removed only for cause.
As a result, the Board of Directors has approved, and recommends that the stockholders approve, an amendment to the Certificate of Incorporation that deletes the current Section 5.4 in its entirety and inserts, in lieu thereof, a new Section 5.4 that will read in its entirety as follows:
Section 5.4  Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
The following paragraph shows the changes to the proposed Section 5.4, marked against the version of Section 5.4 that is currently in effect (new language is indicated by underlined text; language to be deleted is indicated by strikethrough):
Section 5.4  Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Director Vacancy Provision
In light of the fact that the Company does not have a classified board, the Board of Directors has approved, and recommends that stockholders approve, a clarifying change to Section 5.3 of Article V of the Certificate of Incorporation to remove the reference to classes of directors. If this amendment is approved, the current Section 5.3 will be deleted in its entirety and, in lieu thereof, a new Section 5.3 will be inserted that will read in its entirety as follows:
Section 5.3  Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
The following paragraph shows the changes to the proposed Section 5.3 marked against the version of Section 5.3 that is currently in effect (new language is indicated by underlined text; language to be deleted is indicated by strikethrough):
Section 5.3  Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Effects of Approval of Proposed Amendments
If the foregoing amendments to the Certificate of Incorporation are approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The amendments would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting. In the event that the proposed amendments are not approved by our stockholders at the Annual Meeting, the current Certificate of Incorporation would remain in effect in its entirety.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the amendments to our Certificate of Incorporation, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the amendments to our Certificate of Incorporation to provide that any director or the entire board of directors may be removed with or without cause, and to clarify the director vacancy provision.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Nicolas Finazzo(1)	64	Chairman, Chief Executive Officer, Division President, TechOps, and Director
Robert Nichols(2)	64	Vice Chairman, Division President, Asset Management Solutions and Director
Martin Garmendia(3)	46	Chief Financial Officer, Treasurer and Secretary
Basil Barimo(4)	55	Division President, MRO Services
Craig Wright(5)	53	Division President, Aircraft & Engine Management
Gary Jones(6)	57	Division President, Airframe & Engine Materials
Iso Nezaj(7)	65	Division President, Engineered Solutions and Chief Technical Officer

(1)
See biography on page 8 of this proxy statement.

(2)
See biography on page 8 of this proxy statement.

(3)
Martin Garmendia has served as our Chief Financial Officer since 2018. From 2015 to 2018, he served as our Senior Vice President of Finance and Corporate Controller. From 2006 to 2015, Mr. Garmendia had various roles for NextEra Energy including Senior Director of Corporate Accounting for Florida Power & Light, a power utility company and Controller during the IPO of NextEra Energy Partners. From 2003 to 2006, Mr. Garmendia had various roles for Bacardi USA, Inc., a spirits company, including Finance Manager of the Forecast Budget & Analysis Group. From 2000 to 2003, Mr. Garmendia was a Senior Auditor in the Assurance & Advisory Practice at Deloitte & Touche, LLP, a multinational professional services network and accounting firm. Mr. Garmendia is a Certified Public Accountant in the State of Florida.

(4)
Basil Barimo has served as the Division President. MRO Services for AerSale since December 2019. From January 2019 to December 2019, he was the Chief Executive Officer for AerSale. From 2017 to January 2019, Mr. Barimo was Chief Operating Officer of AerSale. From 2010 to 2017, Mr. Barimo was Executive Vice President of Repair for the NORDAM Group, an aerospace components MRO service provider. From 2003 to 2009, Mr. Barimo was the Vice President of Operations and Safety for Air Transport Association of America, a U.S. trade association and lobbying group. From 2002 to 2003, Mr. Barimo was the Vice President of Operations for Avborne, Inc., a supplier of mid-life aircraft, engines and used serviceable material, and MRO service provider. From 1989 to 2002, Mr. Barimo was the Senior Director of Maintenance Quality Assurance for US Airways, Inc., a commercial airline.

(5)
Craig Wright has served as our Division President, Aircraft & Engine Management since December 2019. From January 2019 to December 2019, he was the President of AerSale Corp. From June 2017 to January 2019, Mr. Wright was Chief Commercial Officer of AerSale Corp. From 2010 to 2017, he was Senior Vice President of Aircraft Leasing for AerSale Corp. From 2006 to 2010, he was Vice President of Fleet for Macquarie AirFinance, a global aircraft leasing company. From 2001 to 2006, Mr. Wright was Director of Corporate Finance for GATX Capital Corp., working in multiple business units including rail/locomotive, IT equipment and aviation finance. From 1990 to 1998, Mr. Wright was a Consulting Engineer for Lin & Associates, Inc., a specialized structural engineering company.

(6)
Gary Jones has served as President of the AerSale Materials Group since 2019. From 1999 through 2019, he was President and Chief Executive Officer of Qwest Air Parts, a supplier and distributor of commercial aviation parts that was acquired by AerSale Corp. in 2019. From 1983 to 1998, Mr. Jones was Vice President of Acquisitions for GE Capital Aviation Services, a commercial aviation financing and leasing company.

(7)
Iso Nezaj has served as our Chief Technical Officer since December 2019. He has also served as our Division President, Engineered Solution since 2017. From 2014 to 2017, Mr. Nezaj was the Senior Vice President of Technical Services for AerSale. From 2010 to 2014, Mr. Nezaj was the Vice President in Technical Services for AerSale. From 2009 to 2010, he was President of Air One Maintenance & Engineering LLC, a maintenance repair operation service provider. From 2000 to 2009, Mr. Nezaj was General Manager of Commercial Jet Inc., a maintenance repair operation service provider. From 1997 to 1999, Mr. Nezaj was Vice President and Chief Operating Officer of Skytrak International Airlines, Inc., a US FAR certified 21 commercial airline. From 1995 to 1997, Mr. Nezaj was Vice President of Engineering for Aeron Equities, Inc., a leasing aviation company. From 1993 to 1994, Mr. Nezaj was Director of Quality Assurance and Engineering for Kiwi International Airlines, Inc., a US FAR certified 121 commercial airline.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at ir.aersrale.com, or by writing to our Secretary at our offices at 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134.
Board Composition
Our Board of Directors currently consists of nine (9) members: Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler.
Director Independence
Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Messrs. Kirton and Seiffer are affiliated with one of our significant stockholders. Nicolas Finazzo and Robert B. Nichols are not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Sai S. Devabhaktuni, General C. Robert Kehler, Richard J. Townsend and Eric J. Zahler were initially recommended to serve on our Board by Monocle. Michael Kirton, Peter Nolan and Jonathan Seiffer were initially recommended to serve on our Board by one of our stockholders, Leonard Green.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, AerSale Corporation, 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, AerSale Corporation, 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134.
Board Leadership Structure and Role in Risk Oversight
Our Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Finazzo serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Finazzo and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Corporate Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chair of the Board, as appropriate. Currently, Mr. Zahler serves as our Lead Independent Director.
Due to the strong leadership of Mr. Finazzo, coupled with the independent oversight provided by our Lead Independent Director and our independent Board members, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’ s credit, liquidity and operations and risks relating to the ongoing COVID-19 pandemic, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’ s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’ s exposure to risk is handled, and oversees the management of financial and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’ s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’ s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, ir.aersale.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
Our Board of Directors did not meet during the fiscal year ended December 31, 2020, given the timing of the closing of the Business Combination on December 22, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at ir.aersale.com in the “Governance” section, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established three standing committees — Audit, Compensation and Nominating and Corporate Governance — each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Sai S. Devabhaktuni	X		X
General C. Robert Kehler		X
Peter Nolan	X		X
Jonathan Seiffer		Chair	Chair
Richard J. Townsend	Chair
Eric Zahler		X
Audit Committee
Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
considering and discussing with management our code of business conduct and ethics;

•
discussing our risk assessment and risk management policies;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The Audit Committee charter is available on our website at ir.aersale.com. The members of the Audit Committee are Messrs. Devabhaktuni, Nolan and Townsend. Mr. Townsend serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Messrs. Devabhaktuni, Nolan and Townsend is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership. The Board removed Mr. Kirton as a member of the Audit Committee in April 2021 and appointed Mr. Nolan on the same day, after determining Mr. Kirton did not qualify as independent pursuant to Rule 5605(a)(2) of the Nasdaq listing standards.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Townsend qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee did not meet during the fiscal year ended December 31, 2020, given the timing of the closing of the Business Combination on December 22, 2020.

Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
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reviewing and setting, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

•
preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at ir.aersale.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2020, the Compensation Committee engaged Meridian Compensation Partners, a compensation consulting firm (“Meridian”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Meridian comparing our compensation to that of a group of peer companies within our industry and met with Meridian to discuss our executive and non-employee director compensation and to receive input and advice. Meridian reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Meridian and has determined that Meridian’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are General Kehler and Messrs. Seiffer and Zahler. Mr. Seiffer serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and General Kehler and Mr. Zahler each qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met one time during 2020.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
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identifying individuals qualified to become board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;

•
developing and recommending to the Board of Directors corporate governance guidelines; and

•
overseeing evaluations of the Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at ir.aersale.com. The members of our Nominating and Corporate Governance Committee are Messrs. Devabhaktuni, Nolan and Seiffer. Mr. Seiffer serves as the Chairperson of the Nominating and Corporate

Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2020, given the timing of the closing of the Business Combination on December 22, 2020.

EXECUTIVE AND DIRECTOR COMPENSATION
The following disclosure concerns the compensation of our officers and directors for the fiscal years ended December 31, 2019 and December 31, 2020.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2020, our “named executive officers” and their positions were as follows:
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Nicolas Finazzo, who served as Chairman, Chief Executive Officer and Division President, TechOps;

•
Robert B. Nichols, who served as Vice Chairman and Division President, Asset Management Solutions; and

•
Iso Nezaj, who served as Division President, Engineered Solutions and Chief Technical Officer.

Following the Closing, Messrs. Finazzo, Nichols and Nezaj continued to serve in their current roles as our Chairman, Chief Executive Officer and Division President, TechOps; Vice Chairman and Division President, Asset Management Solutions; and Division President, Engineered Solutions and Chief Technical Officer, respectively. Following the Closing, Mr. Nichols’ title changed from Executive Vice Chairman to Vice Chairman.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of the Business Combination may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2020 and December 31, 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
Nicolas Finazzo Chairman, Chief Executive Officer and Division President, TechOps	2020	500,000		—	785,000	52,515	1,337,515
	2019	500,000	41,667	—	750,000(3)	57,182	1,348,849
Robert B. Nichols Vice Chairman and Division President, TechOps	2020	500,000		—	790,000	45,051	1,335,051
	2019	500,000	41,667	—	750,000	48,944	1,340,611
Iso Nezaj Division President, Engineered Solutions and Chief Technical Officer	2020	350,000		—	330,000	20,822	700,822
	2019	318,288	14,583	—	350,000	20,686	703,557

(1)
Reflects the amounts of the annual performance-based bonuses to be paid to each named executive officer with respect to 2020 pursuant to his employment agreement. Please see “2020 Bonuses” for further information on these payments.

(2)
Amounts for 2020 reflect (i) insurance premiums paid by us on behalf of Messrs. Finazzo, Nichols and Nezaj of $13,935, $10,765 and $12,272, respectively, (ii) car allowances paid to Messrs. Finazzo and Nichols of $18,641 and $18,808, respectively, (iii) gross-ups paid to Messrs. Finazzo and Nichols of $11,389 and $6,927 in connection with their company-paid insurance premiums and (iv) an $8,550 fully vested matching contribution made by us to each of our named executive officers’ 401(k) plan accounts. For additional information on these payments, please see “Other Elements of Compensation” below.

Base Salary
Our named executive officers receive an annual base salary to compensate them for the performance of services rendered to us each year. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting his or her skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
The base salaries for each of our named executive officers were originally established in their respective employment agreements.
The actual salaries paid to each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Salary.”
In connection with the Business Combination, Mr. Finazzo’s annual base salary was increased to a rate of $1,000,000 effective as of December 23, 2020.
2020 Bonuses
Pursuant to their respective employment agreements, each of our named executive officers is eligible to earn an annual cash incentive bonus based on company and individual achievement of performance targets established by our Board in its discretion. Each named executive officer is eligible to earn a target bonus amount, which reflects a percentage of his annual base salary.
	2020 Bonus Paid	Target Achievement	Actual Achievement
Nicolas Finazzo	$785,000	100%	157%
Robert B. Nichols	$790,000	100%	158%
Iso Nezaj	$350,000	50%	94%
The bonuses paid to each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation”.
Equity Compensation
We previously maintained the Amended and Restated AerSale Corp. (f/k/a AerSale Holdings, Inc.) Stock Appreciation Rights Plan, dated as of April 17, 2017, as subsequently amended (the “SAR Plan”), pursuant to which certain of our key employees were granted awards of stock appreciation rights (“SARs”).
Mr. Nezaj held outstanding SAR awards, which fully vested upon the consummation of a change in control of our company, which included the Business Combination. On May 1, 2017, Mr. Nezaj was granted 1,500 SARs under the SAR Plan, with a grant date strike price of $1,000 per SAR.
In connection with the Closing, we terminated the SAR Plan, following which no further awards will be made thereunder. Mr. Nezaj received a payment equal to $319,897 in connection with the vesting of his SARS upon the consummation of the Business Combination.
In connection with the Business Combination, we adopted the 2020 Equity Incentive Plan in order to facilitate the grant of cash and equity incentives to our directors, employees (including the named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. The 2020 Equity Incentive Plan became effective upon the consummation of the Business Combination.
In connection with the Business Combination, we also adopted the 2020 Employee Stock Purchase Plan in order to provide an opportunity for our employees and our designated subsidiaries to purchase shares of our common stock, and to enable us to obtain and retain services of these employees, which is essential to our long-term success. The 2020 Employee Stock Purchase Plan became effective upon the consummation of the Business Combination, with the commencement of the first offering period under the 2020 Employee Stock Purchase Plan to be determined by the plan administrator.

Other Elements of Compensation
In 2020, our employees, including its named executive officers, participated in health and welfare plans providing health benefits, flexible spending accounts, short-term and long-term disability insurance and basic life and accidental death and dismemberment insurance. In 2020, we paid the full amount of the premiums on behalf of Messrs. Finazzo and Nichols for their health, life and long-term disability insurance and fifty percent of the health insurance premiums on behalf of their covered dependents, and paid ninety percent of the premiums for Mr. Nezaj’s health, life and long-term disability insurance coverage, and forty percent of the premiums for his covered dependents’ health insurance coverage. For 2020, the aggregate amount of premiums we paid on behalf of Messrs. Finazzo, Nichols and Nezaj were equal to $13,935, $10,765 and $12,272, respectively. Messrs. Finazzo and Nichols also received tax gross-ups of $11,389 and $6,927, respectively, in respect of their company-paid health insurance premiums.
In addition, we also maintain a 401(k) retirement savings plan to allow eligible employees, including its named executive officers, to defer up to three percent of their annual compensation on a pre-tax basis through contributions to the 401(k) plan. In 2020, we made discretionary matching contributions of $8,550 to each of its named executive officers’ 401(k) plan accounts.
In 2020, Messrs. Finazzo and Nichols received car allowances of $9,321 and $9,404, respectively.
Outstanding Equity Awards at Fiscal Year-End
None of the named executive officers held outstanding equity awards as of December 31, 2020.
Executive Compensation Arrangements — Pre-Closing Agreements
Nicolas Finazzo
On January 11, 2010, we entered into an employment agreement with Mr. Finazzo to serve as its Chairman and Chief Executive Officer (the “Finazzo Agreement”). The Finazzo Agreement provided for a three-year initial term of employment, with automatic renewal for successive one-year periods until terminated in accordance with the terms of the agreement.
Pursuant to the Finazzo Agreement, Mr. Finazzo was entitled to an annual base salary rate of $500,000. In addition, he was eligible to receive an annual performance-based cash bonus with a target opportunity of 100% of his base salary and a maximum opportunity of 200% of his base salary. The Finazzo Agreement also provided that Mr. Finazzo was eligible to participate in the health and welfare benefit plans and programs at a comparable level to those offered to our other senior executives, and that the health care insurance premiums for Mr. Finazzo and his covered dependents would be paid for by us, as well as that he will be entitled to receive a car allowance of $1,500/month.
Under the Finazzo Agreement, if Mr. Finazzo’s employment was terminated by us without “cause” or due to his resignation for “good reason” (each as defined in the Finazzo Agreement), then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive (i) continued payment of his base salary for a period of 24 months, (ii) a pro rata portion of his annual bonus that would have been payable with respect to the year in which his date of termination occurs, and (iii) continued coverage for him and his dependents under our group health plans as well as the provision of any fringe benefits that he would have been entitled to receive for the 24-month period following the date of termination. Pursuant to the Finazzo Agreement, we may terminate his employment without “cause” upon approval by our Board (including the approval of Mr. Nichols or his successor).
In the event that Mr. Finazzo’s employment terminated due to his death or Disability (as defined in the Finazzo Agreement), then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive a pro rata portion of his annual bonus that would have been payable with respect to the year in which his date of termination occurs.
The Finazzo Agreement contained 24-month post-termination non-competition (unless Mr. Finazzo is terminated without “cause” or resigns for “good reason,” or we elect not to renew the Finazzo Agreement)

and non-solicitation of employees covenants. The Finazzo Agreement also provided that we would provide Mr. Finazzo with director and officer insurance coverage unless he is terminated by us for “cause”.
Robert B. Nichols
On January 11, 2010, we entered into an employment agreement with Mr. Nichols to serve as our Chief Operating Officer (the “Nichols Agreement”). The Nichols Agreement provided for a three-year initial term of employment, with automatic renewal for successive one-year periods until terminated in accordance with the terms of the agreement. In addition, pursuant to the Nichols Agreement, if the employment of Mr. Finazzo under the Finazzo Agreement was terminated due to death or Disability (as defined in the Finazzo Agreement), Mr. Nichols would be appointed to serve as our Chief Executive Officer.
Pursuant to the Nichols Agreement, Mr. Nichols was entitled to an annual base salary rate of $500,000. In addition, he was eligible to receive an annual performance-based cash bonus with a target opportunity of 100% of his base salary and a maximum opportunity of 200% of his base salary. The Nichols Agreement also provided that Mr. Nichols was eligible to participate in the health and welfare benefit plans and programs at a comparable level to those offered to our other senior executives, and that the health care insurance premiums for Mr. Nichols and his covered dependents would be paid for by us, as well as that he would be entitled to receive a car allowance of $1,500/month.
Under the Nichols Agreement, if Mr. Nichols’s employment was terminated by us without “cause” or due to his resignation for “good reason” (each as defined in the Nichols Agreement), then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive (i) continued payment of his base salary for a period of 24 months, (ii) a pro rata portion of his annual bonus that would have been payable with respect to the year in which his date of termination occurs, and (iii) continued coverage for him and his dependents under our group health plans as well as the provision of any fringe benefits that he would have been entitled to receive for the 24-month period following the date of termination. Pursuant to the Nichols Agreement, we may terminate his employment without “cause” upon approval by our Board (including the approval of Mr. Finazzo or his successor).
In the event that Mr. Nichols’s employment terminated due to his death or Disability (as defined in the Nichols Agreement), then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive a pro rata portion of his annual bonus that would have been payable with respect to the year in which his date of termination occurs.
The Nichols Agreement contained 24-month post-termination non-competition (unless Mr. Nichols is terminated without “cause” or resigns for “good reason,” or we elect not to renew the Nichols Agreement) and non-solicitation of employees covenants. The Nichols Agreement also provided that we would provide Mr. Nichols with director and officer insurance coverage unless he is terminated by us in certain circumstances for “cause”.
Iso Nezaj
On May 1, 2017, we entered into an employment agreement with Mr. Nezaj to serve as our Chief Technical Officer (as amended, the “Nezaj Agreement”). The Nezaj Agreement provided for a three-year initial term of employment, with automatic renewal for successive one-year periods until terminated in accordance with the terms of the agreement. Effective September 1, 2019, the Nezaj Agreement was amended to provide, among other things, that Mr. Nezaj would also serve as President of the Engineered Solutions division.
Pursuant to the Nezaj Agreement, Mr. Nezaj was entitled to an annual base salary rate of $350,000. In addition, he was eligible to receive an annual performance-based cash bonus with a target opportunity of 100% of his base salary (which was subsequently decreased to 50%, as discussed above). The Nezaj Agreement also provided that Mr. Nezaj was eligible to participate in the health and welfare benefit plans and programs at a comparable level to those offered to our other senior executives, and that one hundred percent of the premiums for Mr. Nezaj’s health, life and long-term disability insurance coverage and fifty percent of the premiums for health insurance coverage for his covered dependents would be paid for by us. The Nezaj

Agreement also provided that Mr. Nezaj would receive a SAR grant with an aggregate value of $1,500,000 under the SAR Plan in connection with his entrance into the Nezaj Agreement (which was granted on May 1, 2017).
Pursuant to the Nezaj Agreement, if Mr. Nezaj’s employment was terminated by us for cause as a result of his nonfeasance in carrying out the duties of his employment with us (other than those duties that would result in violation of applicable laws, regulations and ethical standards), and Mr. Nezaj did not cure such nonfeasance within 30 days of provision of written notice of such nonfeasance, then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive continued payment of his base salary for the 12 month period following such termination.
Under the Nezaj Agreement, if Mr. Nezaj’s employment was terminated due to his resignation for “good reason” (as defined in the Nezaj Agreement), then, subject to his timely execution and non-revocation of a general release of claims, he would be eligible to receive (i) continued payment of his base salary for a period of 12 months and (ii) subject to his timely election under COBRA, continued payment of the employer portion of the premiums required for continued group health insurance coverage pursuant to COBRA for up to 12 months.
The Nezaj Agreement contained a 12-month post-termination non-competition covenant and 24-month post-termination non-solicitation of employees’ covenant.
Pursuant to a notice we provided, the Nezaj Agreement expired on April 30, 2020, although Mr. Nezaj continued to perform the duties and was paid the consideration defined in the Nezaj Agreement.
Executive Compensation Arrangements — Post-Closing Agreements
In connection with the consummation of the Business Combination, the pre-Closing employment agreements described above terminated (other than for Mr. Nezaj, whose employment agreement has already terminated) and were replaced with the offer letters and executive severance plan described below.
Offer Letters
We entered into new offer letters with each of our named executive officers, effective December 23, 2020, providing for their at-will employment with us and their continued annual base salary rates (other than Mr. Finazzo’s, which was increased pursuant to his new offer letter) and target bonus opportunities. Certain offer letters, including those for Messrs. Finazzo and Nichols, provide that the executive’s compensation may be restricted as a result of the executive compensation limits imposed by the CARES Act. The offer letters also provide that each named executive officer will be eligible to participate in the AerSale Corporation Severance Plan, as described below.
In addition, Messrs. Finazzo’s and Nichols’ respective offer letters also provide that each executive is eligible to participate in the health and welfare benefit plans and programs at a comparable level to those offered to our other senior executives, and that the health care insurance premiums for him and his covered dependents would be paid for by us, as well as that he would be entitled to receive a car allowance of up to $1,500/month.
Executive Severance Plan
In connection with the Closing, we adopted an executive severance plan, pursuant to which certain of our key employees (including Messrs. Finazzo, Nichols and Nezaj) will be entitled to certain severance benefits in the event of a qualifying termination of employment (the “Severance Plan”).
The Severance Plan provides that, in the event that an executive’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” then the named executive officer will be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) continued payments of the executive’s base salary for a number of years equal to the executive’s “Severance Multiple”; (2) a prorated annual bonus, based on actual performance; (3) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple; and (4) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)). With respect to our named executive officers, Messrs. Finazzo’s and Nichols’ Severance Multiple is three, and Mr. Nezaj’s Severance Multiple is two.
The Severance Plan further provides that, in the event that a named executive officer’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” in each case within one year following a change in control, in lieu of the compensation and benefits described above, the named executive officer will instead be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) severance pay in an amount equal to the executive’s Severance Multiple times the sum of the named executive officer’s annual base salary and annual target bonus (or, if the named executive officer does not have an annual target bonus, the average of the annual cash bonuses paid to the named executive officer in the three calendar years preceding the year of termination); (2) a prorated annual bonus, based on actual performance; (3) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)); and (4) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple.
Under the Severance Plan, if a named executive officer’s employment is terminated because of death or disability, then the executive (or his or her estate) will be entitled to receive (1) a prorated annual bonus, based on actual performance, and (2) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance).
For purposes of the Severance Plan, a named executive officer may be terminated for “cause” if the named executive officer (1) is charged with (x) a felony, or (y) a misdemeanor relating to our business or involving moral turpitude; (2) willfully fails to substantially perform his or her duties with course of carrying out his or her duties, or (y) any act of material dishonesty involving his or her employment with us (including, without limitation, fraud, misappropriation, or embezzlement); (4) materially breaches any written agreement with us or our affiliates; (5) materially violates our Code of Conduct or other applicable policies; or (6) fails to reasonably cooperate with a material internal investigation by the Company regarding any corporate conduct, misconduct, wrongdoing or illegal conduct. For purposes of the Severance Plan, a named executive officer may terminate such named executive officer’s employment for “good reason” if (A) we materially breach a written agreement with the named executive officer; (B) there is a reduction in the named executive officer’s base salary (excluding across-the-board reductions that apply to similarly situated executives); (C) there is a change in the named executive officer’s principal place of employment of more than 40 miles, which increases the named executive officer’s one-way commute; or (D) there is a material adverse change in the named executive officer’s positions or duties. In addition, within the 12 month period following a change in control, a named executive officer may also terminate such named executive officer’s employment for “good reason” if there is any reduction in the named executive officer’s target annual bonus or target long-term incentive opportunity from the target level in effect immediately prior to the change in control.
The Severance Plan also contains restrictive covenants applicable to the named executive officers, including a perpetual confidentiality covenant; a non-compete that applies during employment and for a number of years thereafter equal to the Severance Multiple; a non-solicit of our employees, clients, customers, suppliers, consultants, or other business relations that applies during employment and for two years thereafter; and a perpetual non-disparagement covenant.
Under the Severance Plan, any of the following events would generally constitute a “change in control” (excluding the Business Combination and any transactions with Monocle, Leonard Green & Partners, L.P., and their respective Affiliates):
•
an acquisition by any individual, entity, or group of beneficial ownership of more than 50% of AerSale’s then outstanding shares of common stock or combined voting power of then outstanding voting securities entitled to vote generally in the election of directors;

•
during any period of 12 months, a change in the composition of a majority of our Board that is not supported by two-thirds of the incumbent directors (excluding for this purpose any directors that are initially elected or nominated as a result of an actual or threatened election contest or proxy contest);

•
a merger or consolidation of our company with any other company, other than a transaction that would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our or the surviving entity outstanding immediately after the transaction;

•
the sale, transfer, or other disposition of all or substantially all our assets and our subsidiaries’ assets (taken as a whole); or

•
the date of a complete liquidation or dissolution of our company.

In the event that any payments made in connection with a change in control or termination would be subjected to the excise tax imposed by Section 4999 of the Code, the payments to the named executive officers would be reduced to the maximum amount that can be paid under the Code without the imposition of an excise tax under Section 4999 of the Code, but only if such reduction provides a higher benefit on an after-tax basis to the named executive officers.
Director Compensation
Prior to the Closing, we did not pay compensation to any of our non-employee directors. Messrs. Finazzo and Nichols, who serve as both executive officers and directors, did not receive any additional compensation for their service on our Board.
Effective February 23, 2021, we adopted a non-employee director compensation policy that is applicable to each of our non-employee directors other than those affiliated with LGP. Pursuant to this policy, each eligible non-employee director will receive an annual cash retainer of $50,000, paid quarterly in arrears. The director serving as the lead independent of the Board will receive an additional cash retainer of $25,000 and the chairperson of the audit committee will receive an additional cash retainer of $25,000. In addition, eligible directors are granted an annual restricted stock unit award that has a grant date value of $60,000 (with prorated awards made to directors who join on a date other than an annual meeting following the first annual meeting following the effective date of the policy), which will generally vest in full on the day immediately prior to the date of our annual shareholder meeting immediately following the date of grant, subject to the director’s continued service through the applicable vesting date.
Pursuant to the policy, we also granted an award of 6,000 restricted stock units on February 24, 2021 to each director serving on our Board on such date in recognition of their services in connection with the Business Combination. Such awards are scheduled to vest on the first anniversary of the closing date of the Business Combination, or December 22, 2021.
Post-Combination Company Executive and Director Compensation
In addition, certain of our employees, including the named executive officers, are expected to receive equity grants under the Incentive Plan following the Business Combination in order to promote retention and incentivize such individuals to achieve long-term business objectives of the post-combination company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April   , 2021, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on           shares of common stock outstanding as of April   , 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April   , 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with Leonard Green & Partners L.P.(1)
George P. Bauer Revocable Trust, dated 7/20/1990(2)
Named Executive Officers and Directors
Nicolas Finazzo(3)
Robert B. Nichols(4)
Iso Nezaj
Sai S. Devabhaktuni(5)
General C. Robert Kehler
Michael Kirton
Peter Nolan(6)
Jonathan Seiffer
Richard J. Townsend(4)
Eric J. Zahler(4)
All executive officers and directors as a group (14 persons)

*
Less than one percent.

(1)
Based solely on Schedule 13D filed with the SEC on December 30, 2020, each of Green Equity Investors V, L.P. (“GEI V”), Green Equity Investors Side V, L.P. (“GEI Side V”), LGP Parts Coinvest LLC (“Co-Invest” and, together with GEI V and GEI Side V, the “Investors”), LGP Associates V LLC (“Associates”), GEI Capital V, LLC (“Capital”), Green V Holdings, LLC (“Holdings”), Leonard Green & Partners, L.P. (“LGP”), LGP Management, Inc. (“LGMP”) and Peridot Coinvest Manager LLC (“Peridot and together with the foregoing entities, collectively, the “LGP Entities”) reported shared voting power and shared dispositive power over           shares of common stock. GEI V is the record owner of           shares of common stock, GEI Side V is the record owner of           shares of common stock, and Coinvest is the record owner of           shares of common stock. Capital is the general partner of GEI V and GEI Side V. Holdings is a limited partner of GEI V and GEI Side V. Associates is an affiliate of the Investors. LGP is an affiliate of Capital. LGPM is the general partner of LGP. Peridot is an affiliate of LGP and Capital. Due to their relationships with GEI V, GEI

Side V, and Coinvest, each of Associates, Capital, Holdings, LGP, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the shares of common stock beneficially owned by the Investors. As such, Capital, Associates, Holdings, LGP, LGPM, and Peridot may be deemed to have shared beneficial ownership over such shares of common stock. Each of Capital, Associates, Holdings, LGP, LGPM, and Peridot, however, disclaims beneficial ownership of such shares of common stock. The address of each of the foregoing persons is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.
(2)
Based solely on a Schedule 13D filed on December 30, 2020, George P. Bauer Revocable Trust, dated 7/20/1990, a Connecticut trust (the “Trust”) reported sole voting power and sole dispositive power over           shares of common stock. George P. Bauer is the trustee of the Trust and has the sole power to vote or director the vote, and to dispose or direct the disposition of,           shares of common stock. The address of the foregoing person and entity is 499 Silvermine Road, New Canaan, CT.

(3)
Represents shares of common stock held by Enarey L.P. Mr. Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo.

(4)
Represents shares held by ThoughtValley LLP. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley LLP. Accordingly, all of the shares held by ThoughtValley LLP may be deemed to be beneficially held by Mr. Nichols. Mr. Nichols disclaims beneficial ownership of such securities.

(5)
Represents shares of our common stock held by Monocle’s sponsor, Monocle Partners, LLC (the “Sponsor”). Eric J. Zahler, Sai S. Devabhaktuni, and Richard J. Townsend are managers of the Sponsor. Accordingly, all of the shares held by the Sponsor may be deemed to be beneficially held by Messrs. Zahler, Devabhaktuni, and Townsend. Each of Messrs. Zahler, Devabhaktuni, and Townsend disclaims beneficial ownership of such securities. The interests shown consist of           shares of our common stock (including           shares subject to vesting pursuant to the Amended and Restated Founder Shares Agreement, under which the Sponsor retained the right to vote prior to vesting) and           shares of our common stock issuable upon the exercise of           private warrants held by the Sponsor with an exercise price of $11.50 per share. The address for Monocle Partners, LLC is 750 Lexington Avenue, Suite 1501, New York, New York 10022.

(6)
The address for Mr. Nolan is c/o Nolan Capital, Inc., 58 11th Street, Hermosa Beach, CA 90254.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
AerLine Arrangements
AerSale has also historically provided financing to AerLine Holdings, Inc. and its subsidiaries (collectively, “AerLine”), an entity considered a variable interest entity that operated a charter airline business. AerLine is beneficially owned by our Chairman, Chief Executive Officer and Division President, TechOps, Nicolas Finazzo and Vice Chairman and Division President, Asset Management Solutions, Robert B. Nichols. On August 31, 2018, AerLine sold the majority of its operating business and discontinued its operating activities. On the same date, AerSale agreed to forgive approximately $17,322,862 of indebtedness owed by AerLine to AerSale in exchange for AerLine agreeing to convey proceeds derived from the sale or monetization of the remaining assets of AerLine to AerSale. As of December 31, 2020, the amounts owed by AerLine to AerSale totaled $5,924,000. The balance due from AerLine as of December 31, 2020 is unsecured and AerLine currently has no operations. The Company has the right to all proceeds received from AerLine related to the sale of assets. The primary asset is the 9.99% ownership interest in the entity that acquired the XTRA Airways customer relationships. The amount of ultimate proceeds to be received through the sale of these assets is uncertain. Should the proceeds received be less than the $5,924,000 asset currently recorded on the Company’s December 31, 2020 balance sheet, the Company will need to record an impairment charge for the difference.
Management Services Agreement
AerSale was party to a management services agreement with Leonard Green, under which Leonard Green provided certain advisory and consulting services to AerSale and its subsidiaries. In consideration of these services, AerSale agreed to pay Leonard Green an annual fee in monthly installments. AerSale also agreed to reimburse Leonard Green for its reasonable out-of-pocket fees and expenses incurred in rendering the services to AerSale and its subsidiaries and to indemnify Leonard Green, its affiliates and other related persons for claims arising out of or in connection with the performance of the services. The fees paid pursuant to this agreement for the year ended December 31, 2019 were $557,000. The management services agreement was terminated in connection with the Closing and no management fees were incurred in 2020.
Monocle Acquisition Corporation Relationships
Founder Shares
In September 2018, Cowen Investments II LLC (“Cowen”) and Monocle Partners, LLC (the “Sponsor” and, together with Cowen, the “Founders”) purchased 5,750,000 shares of Monocle (the “Founder Shares”) for an aggregate price of $25,000. The Sponsor and Cowen purchased 5,390,625 and 359,375 Founder Shares, respectively.
In November 2018, the Sponsor transferred to Monocle’s independent directors an aggregate of 45,000 Founder Shares for an aggregate purchase price of $195. On November 19, 2018, the Sponsor and Cowen forfeited to Monocle, for no consideration, 1,437,500 Founder Shares, of which the Sponsor forfeited 1,347,656 Founder Shares and Cowen forfeited 89,844 Founder Shares. As a result, the Founders now hold 4,312,500 Founder Shares, of which the Sponsor owns 3,997,969 Founder Shares and Cowen owns 269,531 Founder Shares.
The Founders and Monocle’s shareholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until one year after the completion of the Business Combination. Notwithstanding the foregoing, (1) if the reported last sale price of the Monocle Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination, or (2) if Monocle consummates a liquidation, merger, stock exchange or other similar transaction after the business combination which results in all of the Monocle shareholders having the right to exchange their shares of common stock for cash, securities or other property, then such securities will be released from these restrictions.
Effective at the Closing, the Founders forfeited 3,470,312 Founder Shares and an aggregate of 700,000 Founder Shares are subject to vesting, half of which have vested and the other half of which will vest at such time as our common stock price is greater than $15.00 per share for any period of 20 trading days out of 30 consecutive trading days, or upon the occurrence of certain liquidity events on or prior to the fifth anniversary of the date of the Amended and Restated Founder Shares Agreement, half of which will vest if the consideration associated with such liquidity event is greater than $13.50 and the other half will vest if the consideration associated with such liquidity event is greater than $15.00. Unvested Founder Shares that have not vested on or prior to the fifth anniversary of the Closing Date will be forfeited.
Administrative Services Agreement
Monocle entered into an agreement whereby, commencing on February 7, 2019 through the earlier of Monocle’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $10,000 per month for office space and general and administrative services. For the year ended December 31, 2020, Monocle incurred $120,000 in fees for these services.
Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134 in writing not later than December   , 2021.
Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws, as amended. Our Amended and Restated Bylaws, as amended, require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than February 15, 2022 and no later than March 17, 2022. The notice must contain the information required by the Amended and Restated Bylaws, as amended, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 15, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the 2022 Annual Meeting or the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
AERSALE’S ANNUAL REPORT ON FORM 10-K
A copy of AerSale’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 22, 2021 without charge upon written request addressed to:
AerSale Corporation
Attention: Secretary
121 Alhambra Plaza, Suite 1700
Coral Gables, Florida 33134

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at www.aersale.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Martin Garmendia
Chief Financial Officer, Treasurer and Secretary Coral Gables, Florida
April   , 2021

AerSale®

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASLE2021**

You may attend the meeting via the Internet and vote during the meeting when the polls are open. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50778-P56721

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AERSALE CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Nicolas Finazzo	☐	☐	☐
1b. Robert B. Nichols	☐	☐	☐
1c. Sai S. Devabhaktuni	☐	☐	☐
1d. General C. Robert Kehler	☐	☐	☐
1e. Michael Kirton	☐	☐	☐
1f. Peter Nolan	☐	☐	☐
1g. Jonathan Seiffer	☐	☐	☐
1h. Richard J. Townsend	☐	☐	☐
1i. Eric J. Zahler	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D50779-P56721

AERSALE CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AERSALE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2021

The undersigned stockholder(s) of AerSale Corporation hereby appoint(s) Nicolas Finazzo and Martin Garmendia, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of AerSale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 15, 2021, via a live webcast at www.virtualshareholdermeeting.com/ASLE2021, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE